UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2010

Universal Travel Group
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51516 (Commission File Number)	90-0296536 (I.R.S. Employer Identification No.)

Shennan Road, Hualian Center, Room 301 - 309 Shenzhen, People’s Republic of China (Address of principal executive offices) (zip code)

86 755 836 68489 (Registrant’s telephone number, including area code)

Not Applicable .
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01        Changes in Registrant’s Certifying Accountant

On September 29, 2010, we received a letter dated September 28, 2010 from our current independent registered public accounting firm, Goldman Kurland Mohidin, LLP (“GKM”), informing us that they had resigned as our independent registered public accounting firm effective with the commencement of business on September 27, 2010.  No reason was given as to the cause for their resignation.

GKM was only recently appointed as our independent registered public accounting firm on September 1, 2010, and had not yet commenced providing any accounting services to us.  Accordingly, GKM had not provided any opinions, qualification or modification to our financial statements for each of the past two fiscal years nor do we have any disagreements with GKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GKM, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this Report, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”).

We provided GKM with a copy of this disclosure before its filing with the SEC. We requested that GKM provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from GKM stating that it agrees with the above statements.  A copy of this letter is filed as an exhibit to this report.

New Independent Accountants

Our Audit Committee of our Board of Directors approved the appointment of Windes & McClaughry Accountancy Corporation ("Windes") as our new independent registered public accounting firm effective as of September 30, 2010 and Windes has agreed to act as our new independent registered public accounting firm, subject to the Company clearing Windes’ client acceptance procedures. During our two most recent fiscal years and through the date of our engagement, we did not consult with Windes regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)).

Prior to engaging Windes, Windes did not provide our Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to continue the appointment of Windes as our new independent registered public accounting firm.

Item 9.01        Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated October 4, 2010 from Goldman Kurland Mohidin to the Securities and Exchange Commission.

99.1	Press Release, dated October 5, 2010, issued by Universal Travel Group.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2010	UNIVERSAL TRAVEL GROUP

By: /s/ Jiangping Jiang
Jiangping Jiang
Chairwoman and Chief Executive Officer